UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2021

BENTLEY SYSTEMS, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-39548	95-3936623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

685 Stockton Drive Exton, Pennsylvania	19341
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 458-5000

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, par value $0.01 per share	BSY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As previously announced, on March 11, 2021 Bentley Systems, Incorporated (the “Company”) and certain shareholders (the “Sellers”) of Seequent Holdings Limited (“Seequent”) entered into a sale and purchase agreement for shares (the “Purchase Agreement”).  Subject to the terms and conditions of the Purchase Agreement, the Company has agreed, amongst other things, to purchase from the Sellers all of the issued share capital of Seequent in exchange for consideration consisting of $900 million in cash and the issuance by the Company of an aggregate amount of 3,141,361 shares of the Company’s class B common stock, $0.01 par value per share (the “Company Shares”), subject to certain adjustments.  The Company Shares issued at the closing under the Purchase Agreement will be exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and Regulation S of the Securities Act, as applicable.

Item 8.01. Other Events.

Announcement of the Date of the Annual Meeting of Stockholders

The Company has scheduled its first Annual Meeting of Stockholders (the “2021 Annual Meeting”) as a public company for May 27, 2021.  The record date, time and location of the 2021 Annual Meeting will be as set forth in the proxy statement for the 2021 Annual Meeting.  Because the expected date of the 2021 Annual Meeting represents a change of more than 30 days from the anniversary of the deemed date of the last annual meeting under the Company’s bylaws, pursuant to Rule 14a-5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), stockholders are advised of the following deadlines:

•	Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at the 2021 Annual Meeting must be received by the Company no later than March 27, 2021 in order to be considered for inclusion in the Company’s proxy materials for the 2021 Annual Meeting.

•	If a stockholder desires to make a proposal from the floor during the 2021 Annual Meeting (including, but not limited to, director nominations), the Company’s bylaws provide that the stockholder must provide timely written notice to the Company's Corporate Secretary no later than the close of business on March 27, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Bentley Systems, Incorporated

Date: March 17, 2021	By:	/s/ David J. Hollister
	Name:	David J. Hollister
	Title:	Chief Financial Officer